Exhibit 99.2

CONFIDENTIAL 1 IMGN632 Investor Call December 7, 2020 Exhibit 99.2

CONFIDENTIAL 2 FORWARD LOOKING STATEMENTS This presentation includes forward-looking statements based on management's current expectations. These statements include, but are not limited to, ImmunoGen’s expectations related to: the occurrence, timing, and outcome of potential pre-clinical, clinical, and regulatory events related to ImmunoGen’s product candidates; and the presentation of pre-clinical and clinical data on ImmunoGen’s product candidates. For these statements, ImmunoGen claims the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Various factors could cause ImmunoGen’s actual results to differ materially from those discussed or implied in the forward-looking statements, and you are cautioned not to place undue reliance on these forward- looking statements, which are current only as of the date of this release. Factors that could cause future results to differ materially from such expectations include, but are not limited to: the timing and outcome of ImmunoGen’s pre-clinical and clinical development processes; the difficulties inherent in the development of novel pharmaceuticals, including uncertainties as to the timing, expense, and results of pre-clinical studies, clinical trials, and regulatory processes; ImmunoGen’s ability to financially support its product programs; risks and uncertainties associated with the scale and duration of the COVID-19 pandemic and resulting impact on ImmunoGen’s industry and business; and other factors more fully described in ImmunoGen’s Annual Report on Form 10-K for the year ended December 31, 2019 and other reports filed with the Securities and Exchange Commission.

CONFIDENTIAL 3 Agenda IMGN632 BPDCN Data Review Path to Full Approval in BPDCN IMGN632 AML Progress Update BPDCN Landscape 1 2 3 4 Concluding Remarks and Q&A 5 BPDCN: blastic plasmacytoid dendritic cell neoplasm; AML: acute myeloid leukemia

CONFIDENTIAL 4 BPDCN Landscape and IMGN632 Data at ASH Naveen Pemmaraju, MD MD Anderson Cancer Center Associate Professor, Department of Leukemia IMGN632 Lead BPDCN Investigator

CONFIDENTIAL 5 BPDCN Landscape • BPDCN is a rare, aggressive hematologic malignancy characterized by historically poor overall survival and limited therapeutic options • Overexpression of CD123 (IL-3Rα) is present in all BPDCN cases, thereby establishing this surface marker as a rational target for therapeutic intervention • Despite the approval of ELZONRIS® (tagraxofusp- erzs), outcomes remain poor in the setting of relapsed and refractory (R/R) BPDCN and novel approaches are urgently needed 500 to 1,000 ESTIMATE OF THE INCIDENCE OF NEWLY DIAGNOSED BPDCN PATIENTS IN THE US ANNUALLY1; 60-70% BECOME R/R 1MDAnderson.org 2019; Pagano Haematologica 2013; Leukemia Lymphoma Society LLS.org.

CONFIDENTIAL 6 IMGN632: Novel CD123-Targeting ADC Active in BPDCN and AML • Novel Anti-CD123 Antibody – High affinity binding to CD123 – Unique epitope in extracellular domain • Novel IGN Payload (DGN549)1 – DNA-alkylating activity, single strand DNA breaks (vs. double strand) – Uniform drug antibody ratio (DAR=2) • Novel Peptide Linker – Confers greater stability in circulation – Efficient intracellular payload release 1: ADC binds target 2: ADC internalized 3: Payload released 4: Payload alkylates DNA 1 2 3 4 1Kovtun Blood Adv 2018; 2ASH 2019 Oral Presentation; Daver, N., et al. IGN: indolinobenzodiazepine; DAR: drug:antibody ratio; ORR: overall response rate; RP2D: recommended phase 2 dose IMGN632 demonstrated 22-40% ORR in R/R AML at the RP2D of 0.045 mg/kg every 3 weeks, in subgroups of de novo and relapsed patients and a 33% (3 of 9) ORR in R/R BPDCN2

CONFIDENTIAL 7 ASH 2020 Data: Phase 1/2 801 Study Patient Characteristics (n=29) Age years, median (range) 72y (19-82) Gender, % (n) Male 76% (22) Female 24% (7) Disease, % (n) Compartment involvement Skin 69% (20) Bone marrow 62% (18) Lymph node/visceral 52% (15) Prior/concurrent malignancy 24% (7) Baseline status, % (n) First relapse 21% (6) Primary refractory 59% (17) Relapsed 17% (5) Untreated 3% (1) Prior therapy, % (n) Pts with >2 prior therapies 45% (13) Prior Intense therapies 52% (15) Prior exposure to tagraxofusp-erzs 45% (13) Prior allogeneic stem cell transplant 24% (7) ASH 2020 Oral Presentation; Pemmaraju, N., et al.

CONFIDENTIAL 8 ASH 2020 Data: Phase 1/2 801 Study Favorable Safety Profile (n=29) The most common grade ≥3 adverse events (AEs) were thrombocytopenia, febrile neutropenia, and hyperglycemia (10% each) • Rare liver-related AEs: – One (3%) grade ≥3 LFT elevation: grade 3 for >7 days (DLT), resolved – One (3%) grade 3 hyperbilirubinemia and weight gain: “grade 2 clinical VOD” resolved and went to transplant ASH 2020 Oral Presentation; Pemmaraju, N., et al. AE: adverse event; LFT: liver function tests; DLT: dose limiting toxicity; VOD: veno-occlusive disease; TEAEs: treatment emergent adverse events NO NO NO Drug Related Deaths 30-Day Mortality 0% Drug Related Discontinuations Capillary Leak Syndrome (CLS) Adverse events seen in >15% of patients

CONFIDENTIAL 9 ASH 2020 Data: Phase 1/2 801 Study Efficacy in R/R BPDCN • In all R/R BPDCN patients: – Overall response rate (ORR) 29% (8/28, 2 CR, 2 CRc*, 1 CRi, 3 PR) – Composite complete remission rate (CCR#) of 18% (5/28) • Importantly, in patients with prior tagraxofusp exposure: – ORR was 31% (4/13, 1 CR, 1CRi, 2 PR) – CCR of 15% (2/13) • Among 15 patients with bone marrow response assessment to date, 60% (9/15) achieved a bone marrow complete remission (blasts <5%), most (78%, 7/9) also achieving an overall response CR: complete response; *CRc: clinical CR = CR criteria EXCEPT limited residual skin disease “marked clearance of all skin lesions from baseline; residual hyperpigmentation or abnormality with BPDCN identified on biopsy (or no biopsy performed)” CRi: complete remission with incomplete hematologic recovery; PR: partial response; #CCR: CR+CRc+Cri ASH 2020 Oral Presentation; Pemmaraju, N., et al.

CONFIDENTIAL 10 ASH 2020 Data: Phase 1/2 801 Study Time on Treatment and Response • Responses are often rapid: mean time to response 1.1 months (range 0.7-3.5) • 39% (11/28) remain on treatment • Durable responses seen (up to 9.2 months) without transplant ASH 2020 Oral Presentation; Pemmaraju, N., et al. SCT: Stem Cell Transplant; MDS: myelodysplastic syndrome CLAG-M: cladribine, cytarabine, and filgrastim with mitoxantrone or without mitoxantrone (CLAG); PET: positron emission tomography; BM: bone marrow SCT SCT 69 year old female with MDS/BPDCN, refractory to tagraxofusp, CLAG-M, CLAG and presented with extensive skin/PET/BM involvement

CONFIDENTIAL 11 Advancing IMGN632 in BPDCN and Relapsed/Refractory AML Anna Berkenblit, MD SVP and Chief Medical Officer ImmunoGen

CONFIDENTIAL 12 BPDCN Regulatory Update: Path to Full Approval TYPE B MEETING HELD WITH FDA THIS QUARTER ALIGNED ON PATH TO FULL APPROVAL IN BPDCN Add a pivotal cohort of up to 20 frontline patients to support a label covering all BPDCN patients SAP designed to exclude null hypothesis of 10% CR/CRc rate deemed acceptable Proposed safety database combining AML and frontline and R/R BPDCN patients deemed adequate 801 STUDY Largest-to-date prospective group of uniformly treated patients in R/R BPDCN Granted Breakthrough Therapy Designation in R/R BPDCN from FDA Received Orphan Drug Designation in BPDCN from FDA and EMA

CONFIDENTIAL 13 Path to Full Approval in BPDCN: 801 Pivotal Cohort Design SINGLE-ARM PIVOTAL COHORT FOR IMGN632 IN FRONTLINE BPDCN BLA IN 2022 TARGET TIMELINES PRIMARY ENDPOINT CR plus CRc SECONDARY ENDPOINT Duration of CR/CRc ENROLLMENT AND KEY ELIGIBILITY Up to 20 frontline patients Includes patients with prior local therapy Patients ≥18 years old CD123+ by flow cytometry or IHC No minimum serum albumin required CONDUCTED IN THE US & EU ENROLLMENT and TOPLINE DATA 12-18 MONTHS IHC: immunohistochemistry SUPPORTING DATA 3 patients previously enrolled in Study 801 meet the eligibility criteria for the frontline cohort 2 of these 3 patients have achieved CR/CRc

# Path Forward in AML: IMGN632 in Combination

## PRE-CLINICAL COMBINATION DATA[1]

In CD123+ AML patient-derived xenograft models, the triplet combination significantly improved survival compared to VEN+AZA

- In a model sensitive to VEN+AZA, the triplet demonstrated significant improvement in survival
- In two models refractory to VEN+AZA, the triplet demonstrated the potential to overcome VEN+AZA resistance

## DOSE ESCALATION AND EXPANSION COHORTS[2]

| | Escalation<br>*Phase 1b*<br>IMGN632 dose levels<br>(0.015, 0.045, 0.09 mg/kg) | | Expansion Cohorts<br>*Phase 2* |
|---|---|---|---|
| **IMGN632 + AZA**<br>AZA (75 mg/m2) x7d<br>IMGN632 x1 on day 7 of 28 days | 3+3 | RP2D | Relapsed and 1L AML |
| **IMGN632 + VEN**<br>VEN (400 mg) x21d<br>IMGN632 x1 on day 7 of 21 days | 3+3 | RP2D | Relapsed AML |
| **IMGN632 + AZA + VEN**<br>AZA (50-75 mg/m2) x7d<br>VEN (400 mg) x8-28d<br>IMGN632 x1 on day 7 of 28 days | 3+3 | RP2D | Relapsed and 1L AML |

ALL REGIMENS ACTIVE

NO DLTs in TRIPLET

ENROLLING PATIENTS

DATA ANTICIPATED MID 2021

14

[1]ASH 2020 Poster; Kuruvilla, V., et al. VEN: venetoclax; AZA: azacitidine.
[2]ASH 2020 Poster; Daver, N., et al.

immunogen

CONFIDENTIAL 15 Concluding Remarks Mark Enyedy President and Chief Executive Officer ImmunoGen

CONFIDENTIAL 16 IMGN632 Summary POTENTIAL BEST-IN-CLASS THERAPEUTIC FOR BPDCN ALIGNED WITH FDA ON PATHWAY TO FULL APPROVAL CONTINUE TO EVALUATE IN COMBINATION IN R/R AML OPPORTUNITY FOR SECOND MARKETED PRODUCT WITHIN 12 MONTHS OF MIRVETUXIMAB LAUNCH

CONFIDENTIAL 17 Q&A